UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2023

PAPAYA GROWTH OPPORTUNITY CORP. I

(Exact name of registrant as specified in its charter)

Delaware	001-41223	87-3071107
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2201 Broadway, #750, Oakland, CA	94612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (510) 214-3750

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value per share, and one-half of one redeemable warrant	PPYAU	The Nasdaq Stock Market LLC

Class A common stock, par value $0.0001 per share	PPYA	The Nasdaq Stock Market LLC

Warrants, each whole warrant exercisable for one share of Class A common stock	PPYAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On April 18, 2023, Papaya Growth Opportunity Corp. I, a Delaware corporation (the “Company”), filed a Current Report on Form 8-K (the “Report”) with the Securities and Exchange Commission to report, among other things, the results of its Special Meeting (defined below) held on April 12, 2023. This Amendment No. 1 to the Current Report on Form 8-K/A amends and restates the Report to include additional information relating to the optional redemption of shares of Class A common stock of the Company.

Item 1.01	Entry into a Material Definitive Agreement

On April 12, 2023, the Company held a special meeting of its stockholders (the “Special Meeting”). As further described in Item 5.07 below, at the Special Meeting the Company’s stockholders approved (i) an amendment (the “IMTA Amendment”) to the Company’s Investment Management Trust Agreement (the “IMTA”), dated January 13, 2022, with Continental Stock Transfer & Trust Company (“CST”), as trustee, and (ii) an amendment to the Company’s second amended and restated certificate of incorporation, to extend the date by which the Company must consummate a business combination transaction up to six (6) times for an additional one (1) month each time, from April 19, 2023 to October 19, 2023 (the “Charter Amendment”). The Charter Amendment was filed with the Delaware Secretary of State on April 12, 2023, and in connection therewith, the Company and CST entered into the IMTA Amendment to extend the term of the IMTA.

On April 17, 2023, the Company issued a promissory note (the “Promissory Note”) to Papaya Growth Opportunity I Sponsor, LLC (the “Lender”), the Company’s sponsor. Pursuant to the Promissory Note, the Lender agreed to loan the Company up to an aggregate principal amount of $2.8 million. The Promissory Note is non-interest bearing and all outstanding amounts under the Promissory Note will be due on the date on which the Company consummates a business combination (the “Maturity Date”). If the Company does not consummate a business combination, it may use a portion of any funds held outside the trust account into which it has placed the proceeds of its initial public offering (the “IPO”) to repay the Promissory Note; however, no proceeds from the trust account may be used for such repayment. If such funds are insufficient to repay the Promissory Note, the unpaid amounts would be forgiven. At the Maturity Date, Lender may receive, at its option and in lieu of repayment in cash of all or any portion of the amount outstanding under the Promissory Note, the same consideration to be received by holders of the Company’s Class A common stock at the closing of the Company’s initial business combination, on the basis of two (2) shares of Class A common stock for each $10.00 loaned thereunder. As of the date hereof, the Company has borrowed $331,185 under the Promissory Note.

The foregoing descriptions of the IMTA Amendment, the Charter Amendment and the Promissory Note do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, copies of which are filed as Exhibits 3.1, 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

At the Special Meeting, the following proposals were considered and acted upon by the stockholders of the Company: (a) a proposal to approve the Charter Amendment to extend the termination date up to six (6) times for an additional one (1) month each time, from April 19, 2023 to October 19, 2023 (“Proposal 1”); (b) a proposal to approve the IMTA Amendment to extend the term of the IMTA up to six (6) times for an additional one (1) month each time, from April 19, 2023 to October 19, 2023 (“Proposal 2”); and (c) a proposal to approve the adjournment of the Special Meeting from time to time if determined by the chairperson of the Special Meeting to be necessary or appropriate (the “Adjournment Proposal”). The number of votes cast for or against, as well as the number of abstentions as to each proposal, are set forth below.

Proposal 1

Votes for	Votes against	Abstentions
27,367,112	216,388	0

Accordingly, Proposal 1 was approved.

Proposal 2

Votes for	Votes against	Abstentions
27,367,112	216,388	0

Accordingly, Proposal 2 was approved.

Adjournment Proposal

The stockholders approved an adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there were insufficient votes for, or otherwise in connection with, Proposal 1 and Proposal 2.

Votes for	Votes against	Abstentions
27,367,112	216,388	0

Accordingly, the Adjournment Proposal was approved.

Item 7.01.	Regulation FD Disclosure.

In connection with the approval and implementation of the Charter Amendment, the holders of 18,885,901 shares of Class A common stock of the Company (“Class A Shares”) exercised their right to redeem their shares for cash at a redemption price of approximately $10.3988 per share, for an aggregate redemption amount of approximately $196,390,058. Following such redemptions, 9,864,099 public Class A Shares remain outstanding.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to Second Amended and Restated Certificate of Incorporation
10.1	Amendment to the Investment Management Trust Agreement
10.2	Promissory Note
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 28, 2023	PAPAYA GROWTH OPPORTUNITY CORP. I

	By:	/s/ Clay Whitehead
Name: Clay Whitehead
Title: Chief Executive Officer